                        EMPLOYMENT TERMINATION AGREEMENT

           AGREEMENT, dated as of June 17, 1996, between BIG V SUPERMARKETS, INC., a New York corporation (the "Company"), BIG V HOLDING CORP., a Delaware corporation ("Holding"), and Cornelius J. J. Madera, Jr. ("Madera").

                             PRELIMINARY STATEMENT
                             ---------------------

           Madera served as Senior Vice President/Corporate Development, General Counsel and Secretary and a Director of Holding and the Company through December 1995 pursuant to an Employment Agreement dated December 28, 1990 (the "Employment Agreement") and, thereafter, was employed by Holding and the Company on an "at-will" basis. Madera was terminated without Cause as an employee of the Company and Holding effective April 3, 1996.

           Madera owns 32,593.20 shares of Holding's Common Stock (the "Madera Shares"). Madera also has vested options to acquire 380 shares of the Company's Common Stock (the "Vested Options"), and unvested options to acquire 7,229 shares of Common Stock (the "Unvested Options"), all of which were granted to him pursuant to the Big V Holding Corp. 1990 Time Accelerated Restricted Stock Option Plan.

           In order to settle any and all claims between Madera, the Company, Holding, and their directors, officers and employees for all matters relating to or arising out of such employment and such termination, and to provide for the Madera Shares and the Vested options and the Unvested Options, the parties mutually agree to the terms and conditions expressly set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

           1. Resignations. Madera resigns as Senior Vice President/Corporate
              ------------
Development, General Counsel and Secretary, as a Director of Holding and the Company, and as a director or officer of any subsidiary of Holding or the Company, effective April 3, 1996.

           2. Monthly Severance Payments. The Company shall pay Madera six (6)
              --------------------------
consecutive monthly payments through October 31, 1996" in the amount of $14,333.33 each. The amount of these severance payments to Madera shall not be reduced by any compensation earned by Madera from any entity or person. The monthly payments for May and June 1996 shall be made to Madera eight days after the execution and delivery by him of this Agreement and the Release. The monthly payments for July 1996 through October 1996 shall be made in semi-monthly installments in arrears and subject to withholding and other applicable taxes. Madera waives any rights to receive any bonus from Holding or the Company for the fiscal year ended December 31, 1995 or any other periods.

           3. Weeks of Accrued Vacation. The Company has paid Madera for four
              -------------------------
weeks of accrued vacation time, less the number of vacation days Madera took during 1996.

           4. Health and Life Insurance. The Company shall continue to provide
              -------------------------
Madera group health, dental and vision insurance coverage through the earlier of October 31, 1996 and the date on which Madera is eligible for such insurance benefits by reason of being employed by another employer. The Company shall maintain the life insurance policy currently held by the Company on Madera's life (the "Policy") through the earlier of October 31, 1996 and the date Madera is eligible for such insurance by reason of being employed by another employer. On and after November 1, 1996, Madera, at his expense, shall be entitled to elect to continue his coverage under the Company's group medical plans in accordance with his rights under the

Consolidated Omnibus Budget Reconciliation Act of 1985. At Madera's request made prior to November 1, 1996 and to the extent permitted, the Company shall transfer to Madera the Policy and upon such transfer Madera shall be responsible for the payment of all premiums and other charges.

           5. Automobile. The Company shall pay to Madera $5,000 in
              ----------
consideration of the assumption by him of the lease of the automobile which the Company currently provides him for his use. Madera shall be responsible for all amounts due under the lease and all other payments with respect to the automobile. Such payment shall be made to Madera upon the Company's receipt of documentation reasonably satisfactory to it evidencing Madera's assumption of the lease. In the event Madera does not elect to assume the lease, he shall promptly return the automobile to the Company.

           6. Additional Payment. In lieu of the Company providing Madera with
              ------------------
the services of an executive outplacement firm, the Company shall pay to Madera $22,000, subject to withholding and other applicable taxes, eight days after the execution of this Agreement and Release.

           7. Continued Ownership of Holding Stock; Outstanding Loan. The
              ------------------------------------------------------
parties acknowledge that the Madera Shares shall continue to be subject to the Amended and Restated Shareholders' Agreement, dated as of December 17, 1993, among Holding, Madera and other shareholders of Holding (the "Shareholders' Agreement"), except that Madera waives any rights he may have to exercise the "Put Option" (other than with respect to the 6,000 shares referred to in the next sentence) with respect to the Madera Shares and Holding waives any rights it may have to exercise the "Call Option" with respect to the Madera Shares. The

Company acknowledges that Madera has exercised the Put Option with respect to 6,000 shares and shall pay to Madera $210,000 in respect thereto eight days after the execution of this Agreement and Release. The $100,000 promissory note issued to the Company by Madera and interest due thereon, if any (the "Madera Note"), will remain outstanding and will not be required to be paid at this time.

           8. Vested Options and Unvested Options. (a) The Company waives its
              -----------------------------------
right to exercise its "Call Option" pursuant to Section 2.5 of the Shareholders' Agreement to purchase from Madera the Vested Options and thus such Vested Options shall remain outstanding, subject to the terms thereof. Madera waives any rights he might otherwise have to exercise the "Put Option" with respect to the Vested Options.

           (b) The Unvested Options and all of Madera's rights with respect thereto shall be deemed terminated upon the execution of this Agreement.

           9. Non-compete Provision; Confidential Information. Madera agrees to
              -----------------------------------------------
comply with the provisions contained in Sections 4, 5 and 6 of the Employment and Non-Competition Agreement, dated as of December 28, 1990, by and among Madera, Holding and the Company (the "Employment Agreement") through December 31, 1996.

           10. Mutual Release. In partial consideration for the Company's and
               --------------
Holding's obligations to Madera hereunder, and Madera's obligations to the Company hereunder, the parties hereto shall execute and deliver the release set forth in Exhibit A to this Agreement.

           11. Mutual Non-Disparagement; References. Madera agrees that he will
               -----------------------------------
not disparage in any manner Holding, the Company or their respective directors, officers, stockholders, employees, representatives and attorneys, successors, subsidiaries, related corporations, and any person or entity acting for or on behalf of Holding or the Company. Each of Holding, the Company and their respective officers and directors agrees that it or he will not, and the Company will use best efforts to cause its employees to not, disparage in any manner Madera or any person or entity acting for or on behalf of Madera. Concurrently with the execution of this Agreement, the Company will deliver to Madera a signed letter of reference in the form of Exhibit B hereto.

           12. Miscellaneous.
               -------------

           (a) Payments in cash made to Madera pursuant to Sections 2, 3 and 6 of this Agreement shall be subject to withholding and other applicable taxes and all other payments shall not be subject to withholding and other applicable taxes.

           (b) This Agreement may not be amended, modified, terminated or discharged except by a writing signed by the party against whom enforcement of such amendment, modification, termination or discharge is sought.

           (c) Any failure to exercise or delay in exercising, on the part of Madera, the Company or Holding, any right, power or privilege under this Agreement shall not operate as a waiver thereof; and any exercise or partial exercise of any right, power or privilege hereunder shall not preclude any other right, power or privilege.

           (d) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, successors and assigns.

           (e) This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of New York.

           (f) This Agreement, the Shareholders' Agreement and the release provided for in Section 10 herein, constitute the entire agreement of the parties hereto regarding the subject matters contained herein and therein and shall supersede in all respects any provision of the Employment Agreement and the letter dated March 21, 1995 from David G. Bronstein to Madera which otherwise would have governed the rights and obligations of the Company, Holding and Madera upon the termination of Madera's employment, except that Sections 4, 5 and 6 of the Employment Agreement shall continue in effect as proYided in
Section 9 hereof.

           (g) No provision of this Agreement that is deemed unenforceable shall in any way invalidate any other provision hereof, each of which shall remain in full force and effect.

           (h) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

           (i) The captions used herein are inserted for reference purposes only and shall not affect the interpretation or meaning of the Agreement.

           (j) Madera acknowledges that he may have up to twenty-one days to review and sign this Agreement and the attached Release and that he has seven
(7) days following his execution and delivery of this Agreement and the Release to revoke them and neither this Agreement nor the Release shall become effective and enforceable until the revocation period has expired. If Madera determines to revoke this Agreement and the Release, he must notify the Company in writing by 5:00 p.m. on the 7th calendar day after he signs this Agreement and the Release. If Madera revokes this Agreement or the Release, he shall forfeit all the rights and benefits provided to him hereunder.

           (k) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      ***

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   BIG V SUPERMARKETS, INC.

                                   By: /s/ Joseph V. Fisher
                                      -----------------------------------
                                      BIG V HOLDING CORP, INC.


                                   By: /s/ Joseph V. Fisher
                                      -----------------------------------

                                      /s/ Cornelius J.J. Madera, Jr.
                                      -----------------------------------
                                      Cornelius J.J. Madera, Jr.

                                                                       EXHIBIT A

                                     RELEASE
                                     -------

           Pursuant to the terms of the Agreement (the "Agreement"), dated as of June 17, 1996, between Big V Supermarkets, Inc. (the "Company"), Big V Holding Corp. ("Holding") and the undersigned, and in consideration of the payments made to me and other benefits to be received by me pursuant thereto, I, Cornelius J.J. Madera, Jr., being of lawful age, do hereby release and forever discharge the Company and Holding, and their respective officers, shareholders, subsidiaries, agents, and employees, from any and all actions, causes of action, claims, or demands for general, special or punitive damages or for any other legal or equitable relief, attorneys' fees, expenses, or other payments, which in any way relate to or arise out of my employment with the Company and Holding, the termination of such employment and the termination of my unvested options to acquire shares of Holding Common Stock, which I may now or hereafter have under any federal, state or local law, regulation or order, including without limitation, under the Age Discrimination in Employment Act, as amended. Nothing herein shall act as a waiver or act as a bar to any action to enforce the terms of the Agreement and the Shareholders' Agreement (as defined therein).

           I acknowledge that I have consulted an attorney before signing the Agreement or this release.

           I further state that they have carefully read the Agreement and this release, that I know the contents of such documents, and that they have executed the same as my own free act.

           WITNESS my hand as of the 17th day of June, 1996.

                                                /s/ Cornelius J.J. Madera Jr.
                                                -------------------------------
                                                Cornelius J.J. Madera Jr.

                                     RELEASE
                                     -------

           Pursuant to the terms of the Agreement (the "Agreement"), dated as of June 17, 1996, between Big V Supermarkets, Inc. (the "Company"), Big V Holding Corp. ("Holding") and Cornelius J.J. Madera, Jr. ("Madera"), and in consideration of the covenants made by Madera pursuant to the Agreement, each of the Company and Holding do hereby release and forever discharge Madera from any and all actions, causes of action, claims, or demands for general, special or punitive damages or for any other legal or equitable relief, attorneys' fees, expenses, or other payments, which in any way relate to or arise out of his employment with the Company and Holding and the termination of such employment which either the Company or Holding may now or hereafter have under any federal, state or local law, regulation or order. Nothing herein shall act as a waiver or act as a bar to any action to enforce the terms of the Agreement, the Shareholders' Agreement or the Madera Note (each as defined therein) or any action arising from the willful or intentional misconduct of Madera while employed by either the Company or Holding.

           The undersigned acknowledge that they have consulted all attorney before signing the Agreement and this release.

The undersigned further state that they have carefully read the Agreement and this release, that I know the contents of such documents, and that they have executed the same as my own free act.

WITNESS my hand as of the 17th day of June, 1996.

                               BIG V SUPERMARKETS, INC.
                               By: /s/ Joseph V. Fisher
                                  ---------------------------
                                  Name:
                                  Title:

                               BIG V HOLDING CORP.

                               By: /s/ Joseph V. Fisher
                                  ---------------------------
                                  Name:
                                  Title:

                                    EXHIBIT B
                                    ---------
June 12, 1996

Dear Sir or Ms.

          This letter is to recommend [ full name ] for a position with your firm and to acknowledge his contribution as a Senior Executive with the company.

          For a decade, [ 1st name ] reported directly to me and was a valued advisor as both a Senior Vice President and Director of the Corporation. In this capacity, he played an important role in the success of Big V.

          [ 1st name ] resigned in good standing when his position was restructured and consolidated. We wish him well in his future career endeavors.

                             Very Truly Yours,

                             David Bronstein
                             Chairman of the Board

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